                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

     /_/    Preliminary Proxy Statement

     /_/    Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

     /X/    Definitive Proxy Statement

     /_/    Definitive Additional Materials

     /_/    Soliciting Material Pursuant to ss.240.14a-12

                              Empire Resorts, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of filing fee (Check the appropriate box):

     /X/    No fee required.

     /_/    Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

     (1)    Title of each class of securities to which transaction applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     /_/    Fee paid previously with preliminary materials.

     /_/    Check box if any part of the fee is offset as  provided  by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration  statement number, or the form or Schedule and the date of its filing.

     (1)    Amount Previously Paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (4)    Date Filed:

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                              EMPIRE RESORTS, INC.
                     701 N. Green Valley Parkway, Suite 200
                               Henderson, NV 89074

                        NOTICE OF MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2007

To the Stockholders of Empire Resorts, Inc.:

      You are cordially  invited to attend the annual meeting (the "Meeting") of the  stockholders  of  Empire  Resorts,  Inc.  (the  "Company"),  to be  held at
Monticello  Raceway, on May 24, 2007, at 10:00 a.m. local time for the following purposes:

      (1)   to elect three (3) Class I directors to serve on the Company's Board of Directors until the stockholders' annual meeting in 2010; and

      (2)   to transact any such other  business as may properly come before the
            Meeting or any postponement or adjournment thereof.

      The Board of  Directors  of the  Company  has  fixed  April 2, 2007 as the record date (the "Record Date") for the  determination of stockholders  entitled to notice of, and to vote at, the  Meeting or any  postponement  or  adjournment thereof.  Accordingly,  only  stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the
Meeting or any postponement or adjournment thereof.

      You are  requested to fill in, date and sign the enclosed  proxy  card(s), which are being  solicited by the  Company's  Board of  Directors.  Submitting a
proxy will not prevent you from voting in person, should you so desire, but will help to secure a quorum and will avoid added solicitation  costs. You may revoke your proxy at any time before it is voted at the Meeting.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOUR VOTE IS
IMPORTANT.  TO ENSURE YOUR REPRESENTATION AT THE MEETING,  PLEASE COMPLETE, SIGN
AND PROMPTLY MAIL YOUR PROXY IN THE RETURN ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ John Sharpe                              /s/ Robert H. Friedman
----------------------------                 -----------------------------
John Sharpe                                  Robert H. Friedman
Chairman of the Board                        Secretary

April 24, 2007

                              EMPIRE RESORTS, INC.
                     701 N. Green Valley Parkway, Suite 200
                               Henderson, NV 89074

                               ------------------

                                 PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD AT 10:00 A.M. AT MONTICELLO RACEWAY, ROUTE 17B
                   MONTICELLO, NEW YORK 12701 ON MAY 24, 2007

      This Proxy Statement is furnished in connection  with the  solicitation of proxies by the Board of Directors of Empire  Resorts,  Inc. (the  "Company") for
use at the Annual Meeting of Stockholders of the Company and at all adjournments and  postponements  thereof (the "Meeting").  The Meeting is to be held at 10:00
a.m. local time on May 24, 2007 at Monticello  Raceway,  Route 17B,  Monticello,
New York 12701.  This Proxy Statement,  with the accompanying  Notice of Meeting and form of proxy,  are first being sent to  stockholders  on or about April 24,
2007.

      A proxy  card is  enclosed.  Even if you plan to  attend  the  Meeting  in person,  you should  date,  sign and return the  enclosed  proxy card as soon as possible  to be sure that your shares  will be voted at the  Meeting.  A postage prepaid envelope has been provided for your  convenience.  Please note that even after  submitting  your proxy  card,  you can revoke it and/or  change your vote prior to the Meeting as described below.

      The  cost of  preparing,  assembling,  printing  and  mailing  this  Proxy
Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting,  will be borne by the  Company.  Some banks and brokers have customers who  beneficially  own Common Stock listed of record in the names of nominees.  The Company  intends to request  banks and brokers to solicit such customers and will reimburse them for their  reasonable  out-of-pocket  expenses for such  solicitations.  If any additional  solicitation  of the holders of the
Company's  outstanding  shares of Common  Stock,  Series B  Preferred  Stock and
Series E Preferred Stock is deemed necessary, the Company (through its directors and officers) anticipates making such solicitation directly. The solicitation of proxies  by  mail  may be  supplemented  by  telephone,  telegram  and  personal solicitation by officers,  directors and other employees of the Company,  but no additional compensation will be paid to such individuals.

PURPOSE OF THE MEETING

      At the Meeting,  the Company's  stockholders will be asked to consider and vote upon the  following  matters:  (i) a  proposal  to elect  three (3) Class I directors to serve until the stockholders'  annual meeting in 2010 and (ii) such other business as may properly come before the Meeting.

VOTING AND SOLICITATION OF PROXIES

      All  shares  of  Common  Stock,  Series B  Preferred  Stock  and  Series E
Preferred Stock represented at the Meeting by properly executed proxies,  unless received after the vote at the Meeting or previously revoked as described below, will be voted in accordance with the instructions  thereon,  or where a properly signed proxy is returned and no instructions  are given, FOR (1) the election of all Class I  director  nominees.  If any other  matter  should  come  before the
Meeting, or any nominee is not available for election,  the person(s) named as a proxy will have  authority  to vote all  proxies  not marked to the  contrary in their discretion as they deem advisable. At this time, the Company does not know of any  matters  that may  properly  come  before  the  Meeting  other  than the proposals described in this Proxy.

      Any proxy may be revoked by the person  giving it at any time before it is voted.  A proxy may be  revoked  by filing  with the  Secretary  of the  Company
(Monticello  Raceway,  Route  17B,  Monticello,  New York)  either (i) a written notice of revocation  bearing a date later than the date of such proxy or (ii) a subsequent  proxy  relating to the same shares,  or by attending the Meeting and voting in person (although attendance at the Meeting will not, in and of itself, constitute revocation of a proxy).

SHARES ENTITLED TO VOTE

      The close of  business  on April 2, 2007 has been fixed as the record date
(the "Record Date") for determining the  stockholders  entitled to notice of and to vote at the Meeting.  As of the Record Date, there were 29,469,886  shares of
Common Stock, 44,258 shares of Series B Preferred Stock, 1,730,697 shares of the
Company's Series E Preferred Stock issued and outstanding and entitled to vote.

      Each share of Common Stock entitles the holder  thereof to one vote,  each share of Series B Preferred  Stock entitles the holder  thereof to  eight-tenths
(.8) of a vote and each share of Series E Preferred  Stock  entitles  the holder thereof  to twenty  five  hundredths  (.25) of a vote.  Accordingly,  a total of
29,937,966  votes may be cast at the  Meeting.  The  holders of shares of Common
Stock,  Series B Preferred Stock and Series E Preferred Stock entitled to cast a majority  of  all  votes  that  could  be  cast  by  the  holders  of all of the outstanding  shares of  Common  Stock,  Series B  Preferred  Stock and  Series E
Preferred  Stock,  present  in person or  represented  by proxy at the  Meeting, constitute a quorum.

      A broker who holds  shares in "street  name" will not be  entitled to vote without instructions from the beneficial owner of such shares. This inability to vote is referred to as a broker  non-vote.  Stockholder  abstentions  and broker non-votes will be counted for purposes of determining  the existence of a quorum at the Meeting.

VOTE REQUIRED

      If a quorum is present at the Meeting,  either in person or by proxy, then a  plurality  of the votes cast will be  sufficient  to elect the three  Class I director nominees.

NO APPRAISAL RIGHTS

      Under the General  Corporation Law of the State of Delaware,  stockholders of the  Company  do not have  appraisal  rights  in  connection  with any of the proposals upon which a vote is scheduled to be taken at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
STOCKHOLDER MATTERS

      The  following  table sets forth certain April 2, 2007, by (1) all persons who are beneficial owners of 5% or more of our voting securities stock, (2) each director,  (3) the named officers in the Summary  Compensation  Table above, and
(4) all directors and executive officers as a group.

      The  information  regarding  beneficial  ownership of our common stock has been  presented  in  accordance  with the rules of the  Securities  and Exchange
Commission.  Under these rules, a person may be deemed to  beneficially  own any shares of capital stock as to which such person, directly or indirectly,  has or shares voting power or investment  power,  and to beneficially own any shares of our  capital  stock as to which such  person has the right to acquire  voting or investment  power  within 60 days  through the  exercise of any stock  option or other right.  The  percentage of  beneficial  ownership as to any person as of a particular  date  is  calculated  by  dividing  (a)  (i) the  number  of  shares beneficially  owned by such  person  plus (ii) the  number of shares as to which such person has the right to acquire  voting or investment  power within 60 days by (b) the total number of shares  outstanding as of such date,  plus any shares that such  person  has the right to  acquire  from us within 60 days.  Including those shares in the tables does not,  however,  constitute an admission that the named  stockholder  is a direct or indirect  beneficial  owner of those  shares.
Unless  otherwise  indicated,  each person or entity named in the table has sole voting  power and  investment  power (or shares  that  power with that  person's spouse)  with  respect to all shares of  capital  stock  listed as owned by that person or entity.

Name and Address of                  Common Stock Beneficially            Series B Preferred          Series E Preferred Stock
Beneficial Owner(1)                            Owned                    Stock Beneficially Owned         Beneficially Owned
------------------------------    ---------------------------------     -------------------------    ----------------------------
                                       Shares         Percentage          Shares     Percentage         Shares      Percentage
                                       ------         ----------          ------     ----------         ------      ----------
Thomas W. Aro                        89,700 (2)            *                --           --               --            --

Paul A. deBary                      220,508 (3)            *                --           --               --            --

John Sharpe                         157,000 (4)            *                --           --               --            --

David P. Hanlon                     933,876 (5)           3.09%             --           --               --            --

Joseph E. Bernstein               2,086,143 (6)           7.08%             --           --               --            --

Ralph J. Bernstein                2,276,243 (7)           7.72%             --           --               --            --

Robert H. Friedman                   35,000 (8)            *                --           --               --            --

Frank Catania                        35,000 (9)            *                --           --               --            --

Ronald J. Radcliffe                  89,000 (10)           *                --           --               --            --

Hilda Manuel                         49,500 (11)           *                --           --               --            --

Concord Associates, L.P.          3,500,000 (12)         11.89%             --           --               --            --
c/o Cappelli Enterprises,
Inc.
115 Stevens Avenue
Valhalla, NY 10595
Attention: Louis R. Cappelli

Wells Fargo & Company             1,608,845 (13)          5.47%             --           --               --            --
420 Montgomery Street
San Francisco, CA 94104

Directors and Officers as a       5,971,970              19.39%             --           --               --            --
Group

Patricia Cohen                           --               --               44,258       100%              --            --
8306 Tibet Butler Drive
Windmere, FL 34786

                                                             3

Name and Address of                  Common Stock Beneficially            Series B Preferred          Series E Preferred Stock
Beneficial Owner(1)                            Owned                    Stock Beneficially Owned         Beneficially Owned
------------------------------    ---------------------------------     -------------------------    ----------------------------
                                       Shares         Percentage          Shares     Percentage         Shares      Percentage
                                       ------         ----------          ------     ----------         ------      ----------
Bryanston Group, Inc.                    --               --                --           --          1,551,213     89.6%
2424 Route 52
Hopewell Junction, NY
12533

Stanley Tollman                          --               --                --           --          152,817       8.8%
c/o Bryanston Group, Inc.
2424 Route 52
Hopewell Junction, NY
12533
---------------------------
* less than 1%

(1)       Unless otherwise indicated, the address of each stockholder, director, and  executive  officer  listed  above is Empire  Resorts,  Inc.,  c/o
          Monticello Raceway,  Route 17B, P.O. Box 5013,  Monticello,  New York,
          12701.

(2)       Includes  4,200 shares of common stock owned directly by Thomas W. Aro and options  that are  currently  exercisable  into  85,500  shares of common stock.  Does not include options that will be exercisable  into
          10,000  shares  of  common  stock  on  December  16,  2007 and into an additional 10,000 shares of common stock on December 16, 2008.

(3)       Includes 152,913 shares of common stock owned directly by Paul deBary,
          12,595 shares of common stock held in an individual retirement account for Mr.  deBary's  benefit and options that are currently  exercisable into 55,000 shares of common stock.

(4)       Includes  2,000 shares of common  stock owned  directly by John Sharpe and options that are  currently  exercisable  into  155,000  shares of common stock.

(5)       Consists of 172,276  shares of  restricted  stock and options that are currently  exercisable  into 761,600 shares of common stock.  Does not include 88,747 shares of restricted  stock which vest on May 23, 2007, and options that will be  exercisable  into  354,991  shares of common stock which become exercisable on May 23, 2007.

(6)       Includes  2,031,143  shares  of common  stock  owned  directly  by Mr.
          Bernstein  and  options  that are  currently  exercisable  into 55,000 shares of common stock.

(7)       Includes  2,221,243  shares of common stock owned directly by Ralph J.
          Bernstein  and  options  that are  currently  exercisable  into 55,000 shares of common stock.

(8)       Consists of options that are currently  exercisable into 35,000 shares of common stock.

(9)       Consists of options that are currently  exercisable into 35,000 shares of common stock.

(10)      Consists of options that are currently  exercisable into 89,000 shares of common  stock.  Does not include  options that will be  exercisable into 51,000  shares of common stock on May 23, 2007,  20,000 shares of common stock on August 10, 2007 and into 20,000 shares of common stock on August 10, 2008.

(11)      Consists of options that are currently  exercisable into 49,500 shares of common  stock.  Does not include  options that will be  exercisable into  16,666  shares of common  stock on August 10,  2007,  into 2,833 shares of common  stock on December 16,  2007,  into 16,668  shares of common stock on August 10, 2008 and into an additional 2,834 shares of common stock on December 16, 2008.

(12)      Includes  2,500,000  shares of common stock owned  directly by Concord
          Associates   Limited   Partnership  and  options  that  are  currently
          exercisable into 1,000,000 shares of common stock.

(13)      According  to a Schedule  13G filed by Wells Fargo & Company  filed on
          February 2, 2007, it and Wells Capital Management Incorporated,  Wells
          Fargo Funds Management, LLC and Wells Fargo Bank, National Association
          have sole dispositive  power and sole voting power with respect to the
          1,608,845 shares.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Pursuant to Proposal No. 1, the nominees  listed below have been nominated to serve as Class I  directors  until the 2010  Annual  Meeting of  Stockholders
(subject to their respective  earlier  removal,  death or resignation) and until their  successors are elected and qualified.  Unless such authority is withheld, proxies will be voted for the election of the persons  named below,  who are all now serving as directors and each of whom has been designated as a nominee.  If, for any reason not  presently  known,  any person is not  available  to serve as director,  another  person  who  may  be  nominated  will  be  voted  for in the discretion of the proxies.

      THE BOARD OF  DIRECTORS  RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF
THE NOMINEES

NOMINEE INFORMATION

      JOHN SHARPE.  John Sharpe,  64, is our Chairman of the Board of Directors.
Most  recently,  Mr. Sharpe served as President and Chief  Operating  Officer of
Four Seasons  Hotels & Resorts,  from which he retired in 1999 after 23 years of service.  During his tenure at Four  Seasons,  the world's  largest  operator of luxury hotels,  Mr. Sharpe directed  worldwide hotel  operations,  marketing and human  resources,  and helped create Four Seasons'  renowned  reputation for the highest level of service in the worldwide  hospitality  industry.  In 1999,  Mr.
Sharpe was bestowed with the  "Corporate  Hotelier of the World" award by Hotels
Magazine,  Inc.  Mr.  Sharpe also  received  the "Silver  Plate"  award from the
International  Food  Manufacturers  Association,  and the "Gold  Award" from the
Ontario  Hostelry  Institute.   Mr.  Sharpe  graduated  with  a  B.S.  in  hotel
administration  from Cornell  University and is a former trustee of the Culinary
Institute of America,  and former chair of the Industry  Advisory Council at the
Cornell Hotel School.  Mr. Sharpe previously  served as  executive-in-residence,
School of Hotel Administration,  Cornell University;  chair, board of governors,
Ryerson University,  Toronto,  Canada, and co-chair,  American Hotel Foundation,
Washington,  D.C.  Mr.  Sharpe has served as a director  since  August  2003 and became Chairman of the Board in May 2005.

      RALPH  J.  BERNSTEIN.  Ralph  J.  Bernstein,  48,  is a  co-founder  and
general  partner  of  Americas   Partners,   a  real  estate  development  and
investment  firm, and, since 1981 has been  responsible  for the  acquisition, renovation,  development  and  financing  of several  million  square  feet of commercial  space.  Mr.  Bernstein  also serves as a director  for Air Methods
Corporation,  a publicly  traded  company that provides air medical  emergency transport  services and systems  throughout the United States of America.  Mr.
Bernstein  received a B.A. in economics  from the  University of California at
Davis.  Mr. Bernstein has served as a director since August 2003.

      PAUL  A.  DEBARY.  Paul  A.  deBary,  60,  is  a  managing  director  at
Marquette  deBary Co., Inc., a New York based  broker-dealer,  where he serves as a financial  advisor for state and local  government  agencies,  public and private  corporations  and  non-profit  organizations.  Prior to assuming  his current  position,  Mr. deBary was a managing  director in the Public  Finance
Department of Prudential  Securities  from 1994 to 1997. Mr. deBary was also a partner in the law firm of Hawkins,  Delafield & Wood in New York from 1975 to
1994. Mr. deBary  received an AB in 1968, and an M.B.A.  and J.D. in 1971 from
Columbia  University.  Mr. deBary is a member of the American Bar Association, the New York State Bar Association,  the Association of the Bar of the City of
New York and the National  Association  of Bond Lawyers.  Mr. deBary is also a member of the Board of Managers of Teleoptic Digital Imaging,  LLC, and serves
as  a   director   of  several   non-profit   organizations,   including   New
Neighborhoods,  Inc.,  AA  Alumni  Foundation  and  the  Society  of  Columbia

Graduates.  Mr.  deBary is the  co-trustee of the Catskill  Litigation  Trust.
Mr. deBary has served as a director since March 2002.

CLASS II DIRECTORS

      DAVID P. HANLON.  David P. Hanlon,  62, is currently our Company's Chief
Executive  Officer and President  and a member of the Board of  Directors.  He previously  served as Vice Chairman of the Board and has been a director since
2003. Prior to starting his own gaming  consulting  business in 2000, in which he advised a number of Indian and  international  gaming ventures,  Mr. Hanlon was  President and Chief  Operating  Officer of Rio Suites Hotel & Casino from
1996-1999,  a period in which the Rio Suites Hotel & Casino  underwent a major
expansion.   From  1994-1995,   Mr.  Hanlon  served  as  President  and  Chief
Executive  Officer of  International  Game  Technology,  the  world's  leading manufacturer of  microprocessor  gaming machines.  From 1988-1993,  Mr. Hanlon served as President  and Chief  Executive  Officer of Merv  Griffin's  Resorts
International,  and prior to that,  Mr. Hanlon served as President of Harrah's
Atlantic  City  (Harrah's  Marina and Trump  Plaza).  Mr.  Hanlon's  education includes a B.S. in Hotel  Administration from Cornell  University,  an M.S. in
Accounting,  an M.B.A.  in Finance  from the  Wharton  School,  University  of
Pennsylvania,  and he completed the Advanced Management Program at the Harvard
Business School.

      ROBERT  H.  FRIEDMAN.   Robert  H.  Friedman,  54,  has  served  as  our
Secretary  since  May  2004.  Mr.  Friedman  has been a  partner  with  Olshan
Grundman  Frome  Rosenzweig  & Wolosky  LLP,  a New York City law firm,  since
August 1992.  Prior to that time and since  September  1983 he was  associated with  Cahill  Gordon & Reindel,  also a New York City law firm.  Mr.  Friedman specializes  in corporate and securities law matters.  Mr.  Friedman  received his  B.A.  and  J.D.  degrees  from  Rutgers  University,  and has been on the faculty of the  Practicing  Law  Institute  since  August 2000.  Mr.  Friedman became a director in July 2005.

CLASS III DIRECTORS

      JOSEPH E. BERNSTEIN.  Joseph E.  Bernstein,  57, started his career as a corporate  tax  attorney on Wall  Street at Cahill  Gordon & Reindel and as an
international  tax  attorney  at  Rosenman & Colin.  He later  started his own international  tax practice.  Since the early 1980s, Mr. Bernstein (along with his brother Ralph,  and their partner,  Morad Tahbaz,  through  Americas Tower
Partners) has been involved in the  development  of three million  square feet of commercial  property in Manhattan,  including  Americas  Tower,  a 50-story office  building on Avenue of the  Americas  and 46th Street in New York City,
serving as US  headquarters  to Israel's  largest  bank,  Bank  Hapoalim.  Mr.
Bernstein is the co-trustee of the Catskill  Litigation  Trust.  Mr. Bernstein has served as a director since August 2003.

      FRANK  CATANIA.  Frank  Catania,  65,  has been a  principal  at Catania
Consulting  Group and a lawyer at Catania &  Associates  since  January  1999.
Prior to this,  he was the  assistant  attorney  general  and  director of New
Jersey's  Division  of Gaming  Enforcement,  a position  he took in 1994.  Mr.
Catania was a managing  partner at the law offices of Catania & Harrington  up until  that  time  and was  engaged  in all  aspects  of  civil  and  criminal litigation,  real estate transactions,  and corporate  representation.  He was also elected and served as the assemblyman  for New Jersey's 35th  Legislative
District  from 1990  through  1994.  Mr.  Catania is currently a member of the
International  Masters  of Gaming  Law  association  and was  chairman  of the
International  Association  of Gaming  Regulators  from 1998 to 1999. He has a
J.D.  from  Seton  Hall  University  School  of Law  and a B.A.  from  Rutgers
College.  Mr. Catania became a director in November 2005.

      Ralph J. Bernstein and Joseph E. Bernstein are brothers.

DIRECTOR INDEPENDENCE

      The Board of  Directors  evaluates  the  independence  of each nominee for election as a Director of our Company in accordance with the  Marketplace  Rules of the NASDAQ Stock Market LLC  ("Nasdaq").  Pursuant to these rules, a majority of our Board of Directors must be "independent  directors" within the meaning of the  Nasdaq  listing  standards,  and all  directors  who  sit on our  Corporate
Governance and Nominating Committee,  Audit Committee and Compensation Committee
must also be independent directors.

      The  Nasdaq  definition  of  independent  director  includes  a series  of objective tests,  such as the director is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further  required by the Nasdaq  Marketplace  Rules,  the Board of Directors has
made  a  subjective  determination  as to  each  independent  director  that  no relationships  exist  which,  in the  opinion of the Board of  Directors,  would interfere with such  individual's  exercise of independent  judgment in carrying out his or her responsibilities as a director.  In making these  determinations, the Board of  Directors  reviewed  and  discussed  information  provided  by the directors  with regard to each  director's  business and personal  activities as they may relate to Company and its management.

      As a result, the Board of Directors has affirmatively determined that none of our  directors  has a material  relationship  with the Company other than Mr.
Hanlon, our President and Chief Executive  Officer,  who is a full time employee of the  Company,  and that all  members  of our  Audit  Committee,  Compensation
Committee and Corporate  Governance  and  Nominating  Committee are  independent directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors  met on thirteen  occasions  during the fiscal year ended  December  31, 2006.  During the time that he served as a director  during
2006,  each of the  directors  attended at least 75% of the meetings held by the
Board of Directors.  There are three  committees of the Board of Directors:  the audit  committee,  the compensation  committee and the corporate  governance and nominations committee.

AUDIT COMMITTEE

      The  Company  has a  separately-designated  standing  audit  committee  as defined  in Section  3(a)(58)(A)  of the  Securities  Exchange  Act of 1934,  as
amended (the  "Exchange  Act").  In addition,  the Company's  Board of Directors adopted a written charter for the audit  committee,  a copy of which is included as APPENDIX A to this Proxy Statement,  and which is available,  free of charge, from the Company by writing to Investor  Relations at Empire Resorts,  Inc., 701
N. Green  Valley  Parkway,  Suite  200,  Henderson,  NV 89074 or  calling  (702)
990-3355.

      The members of the audit  committee  are Paul A. deBary  (chairman  of the committee),  John Sharpe, Ralph J. Bernstein and Frank Catania.  Each of Messrs.
deBary,  Sharpe,  Bernstein  and Catania is  independent  from the  Company,  as independence  is defined in Rule  4200(a)(15)  of the listing  standards  of the
National  Association of Securities Dealers (the "NASD"). Our board of directors believes that Mr. Paul A. deBary is an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

      The  primary  purpose  of the audit  committee  is to assist  the Board of
Directors in fulfilling its  responsibility  to oversee the Company's  financial reporting activities. The audit committee is responsible for reviewing with both the Company's  independent  certified  public  accountants and  management,  the

Company's accounting and reporting principles,  policies and practices,  as well as the Company's  accounting,  financial and operating  controls and staff.  The audit committee has reviewed and discussed the audited  financial  statements of the Company with  management,  has discussed with the  independent  auditors the matters required to be discussed by SAS 61, as amended.  Additionally, the audit committee  has  received  the  written  disclosures  and  the  letter  from  the independent  accountants required by Independence Standards Board Standard No. 1
(Independence  Standards  Board Standard No. 1,  Independence  Discussions  with audit  committees)  and  has  discussed  with  the  independent  accountant  the independent  accountant's  independence.  Based upon such review and discussion, the audit  committee  recommended  to the Board of  Directors  that the  audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission (the
"SEC").

      The audit  committee  met on six  occasions  during the fiscal  year ended
December 31, 2006. Each of the members of the audit  committee  attended each of the meetings held by the audit  committee  during the time he served as a member of the committee.

                                          Paul A. deBary, Chairman
                                          John Sharpe
                                          Ralph J. Bernstein
                                          Frank Catania

CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE

      The corporate governance and nominations committee recommends  appropriate governance practices,  recommends criteria for service as a director and reviews candidates  to serve as  directors.  The corporate  governance  and  nominations committee has adopted a written charter, a copy of which is included as APPENDIX
B to  this  Proxy  Statement.  The  members  of  the  corporate  governance  and nominations  committee are John Sharpe,  Ralph J. Bernstein,  Robert H. Friedman
and Frank Catania. Each of Messrs.  Sharpe,  Bernstein,  Friedman and Catania is
independent from the Company,  as independence is defined in Rule 4200(a)(15) of the NASD listing standards.

      The corporate  governance and nominations  committee develops,  recommends and oversees  implementation of corporate governance principles for the Company.
In addition,  it considers  recommendations  for director  nominees  from a wide variety of sources, including members of the Company's board, business contacts, community leaders,  third-party advisory services and members of management. The corporate governance and nominations also considers stockholder  recommendations for director  nominees that are properly  received in accordance with applicable rules and regulations of the SEC.

      The board  believes  that all of its  directors  should  have the  highest personal  integrity and have a record of exceptional  ability and judgment.  The board  also  believes  that  its  directors  should  ideally  reflect  a mix  of experience  and other  qualifications.  There is no firm  requirement of minimum qualifications or skills that candidates must possess.  The corporate governance and nominations  committee  evaluates  director  candidates based on a number of qualifications,  including their  independence,  judgment,  leadership  ability,
expertise  in  the  industry,   experience  developing  and  analyzing  business
strategies,  financial  literacy,  risk  management  skills,  and, for incumbent directors,  his or her past  performance.  In making  its  recommendations,  the corporate  governance and nominations  committee  seeks out  outstanding  talent among minority groups and women.

      Stockholders  wishing to nominate a candidate  for  director at the annual stockholders  meeting must give written notice to Empire  Resorts,  Inc., 701 N.

Green  Valley  Parkway,  Suite 200,  Henderson,  NV 89074,  Attention:  Investor
Relations either by personal delivery or by United States mail, postage prepaid.
The  stockholder's  notice  must be  received  by the Company not later than the close of business on the 120th calendar day prior to the date on which notice of
the  prior  year's  annual  meeting  was  first  mailed  to  stockholders.   The
stockholder's  written  notice  shall set forth (a) as to each  person  whom the stockholder  proposes to nominate for election or  reelection  as a director all information  relating  to  such  person  that is  required  to be  disclosed  in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to  Regulation  14A under the Exchange  Act,  including  such person's  written consent to being named in the proxy statement as a nominee and to serving as a director if elected;  and (b) as to the  stockholder  giving the notice and the beneficial  owner, if any, on whose behalf the nomination is made
(i) the name and address of such  stockholder,  as they appear on the  Company's books, and of such beneficial  owner, (ii) the class and number of shares of the
Company which are owned  beneficially and of record by such stockholder and such beneficial owner and (iii) a representation  that the stockholder is a holder of record of shares of the  Company  and intends to appear in person or by proxy at the meeting to propose such business.

      The corporate  governance and nominations  committee initially evaluates a prospective  nominee  on the basis of his or her  resume  and  other  background information  that has been  made  available  to the  committee.  A member of the corporate  governance and nominations  committee will contact for further review those  candidates who the committee  believes are  qualified,  who may fulfill a specific  board need and who would  otherwise  best make a  contribution  to the board.  If, after  further  discussions  with the  candidate,  and other further review and consideration as necessary,  the corporate governance and nominations committee believes that it has identified a qualified candidate,  it will make a recommendation to the board.

      The corporate  governance and nominations  committee met on four occasions during the fiscal  year ended  December  31,  2006.  Each of the  members of the corporate  governance and  nominations  committee  attended each of the meetings held by the corporate governance and nominations  committee during the time each director served as a member of the committee.

COMPENSATION COMMITTEE

      The  compensation  committee,  which is comprised  of Joseph E.  Bernstein
(chairman  of the  committee),  Paul  A.  deBary  and  Ralph  J.  Bernstein,  is
responsible  for  establishing  and reviewing the  appropriate  compensation  of directors and officers of the Company, for reviewing employee compensation plans and for considering and making grants and awards under, and  administering,  the
Company's  equity  incentive  plans.  The  compensation  committee has adopted a written  charter,  a copy of which  is  included  as  APPENDIX  C to this  Proxy
Statement.  During  fiscal 2006,  there were four  meetings of the  compensation committee.  Each of the members of the compensation  committee  attended each of the meetings held by the  compensation  committee  during the time such director served as a member of the committee.  In addition,  the  compensation  committee acted on one occasion by unanimous written consent.

CODE OF ETHICS

      The Company  adopted a code of ethics that is  available  on its  internet website  (www.empireresorts.com) and will be provided in print without charge to any stockholder who submits a request in writing to Empire Resorts, Inc., 701 N.
Green  Valley  Parkway,  Suite 200,  Henderson,  NV 89074,  Attention:  Investor
Relations.  The code of ethics  applies to each director and officer,  including the Chief  Financial  Officer  and  Chief  Executive  Officer,  and all of other employees of the Company and its subsidiaries.  The code of ethics provides that any  waiver of the code of ethics  may be made  only by the  Company's  Board of
Directors.

                                       10

PROCEDURES FOR CONTACTING DIRECTORS

      The Board of Directors has established a process for  stockholders to send communications to the Board of Directors.  Stockholders may communicate with the board  generally  or a  specific  director  at any time by  writing  to:  Empire
Resorts,  Inc., 701 N. Green Valley  Parkway,  Suite 200,  Henderson,  NV 89074,
Attention:  Investor Relations.  The Company reviews all messages received,  and forwards  any  message  that  reasonably  appears to be a  communication  from a stockholder  about  a  matter  of  stockholder  interest  that is  intended  for communication  to the  Board of  Directors.  Communications  are sent as soon as practicable to the director to whom they are  addressed,  or if addressed to the
Board of Directors  generally,  to the chairman of the corporate  governance and nominations committee.  Because other appropriate avenues of communication exist for  matters  that are not of  stockholder  interest,  such as general  business complaints or employee grievances,  communications that do not relate to matters of stockholder interest are not forwarded to the Board of Directors.

EXECUTIVE OFFICERS

      The executive officers of the Company are:

      David P. Hanlon      Chief Executive Officer and President

      Ronald J.Radcliffe   Chief Financial Officer and Treasurer

      Thomas W. Aro        Chief Operating Officer

      Hilda A. Manuel      Senior Vice President for Native American Affairs and
                           Chief Compliance Officer

      Information  with respect to Mr. Hanlon is set forth above under "Class II
Directors" on page 7.

      RONALD J.  RADCLIFFE.  Ronald  J.  Radcliffe,  63,  joined us as our Chief
Financial  Officer in May 2005.  Mr.  Radcliffe was previously  Chief  Financial
Officer,  Treasurer  and Vice  President of the Rio Suites Hotel & Casino in Las
Vegas from  1996-2000,  where he negotiated  the sale of the company to Harrah's
Entertainment, Inc. He was also the lead company representative in the company's
$125 million  secondary  public offering,  negotiating a $300 million  revolving line of credit,  and a public offering of $125 million in subordinated  debt. In
2001, Mr. Radcliffe started a gaming  consultancy  business,  and in 2002 became
Chief  Financial  Officer,  Treasurer,  Vice  President  and  Principal of Siren
Gaming,  LLC, a management company for an Indian casino.  From 1993 to 1995, Mr.
Radcliffe was Chief  Financial  Officer,  Treasurer and Vice President of Mikohn
Gaming  Corporation,  Las  Vegas,  NV.  Prior  to this,  he was  Vice  Chairman,
President,  Chief  Operating  Officer  and Chief  Financial  Officer  for Sahara
Resorts,  Las Vegas,  NV. Mr. Radcliffe is a licensed C.P.A. and received a B.S.
in business administration in 1968 from the University of Nevada.

      THOMAS W. ARO. Thomas W. Aro, 63, is our Chief Operating Officer and was a
member of our Board of Directors  from 1994 through July 2003.  Mr. Aro was also our Executive  Vice President  since our formation in 1993 through  November 11,
2003 and served as our Secretary  from 1998 until May 2004.  Mr. Aro also serves as our Chief Operating Officer of our gaming  subsidiaries and has over 30 years experience in the  hospitality  and gaming  industries.  Mr. Aro received a B.S.
from the University of Arizona and is a licensed C.P.A.

      HILDA A.  MANUEL.  Hilda A.  Manuel,  55,  joined us in March  2005 as our
Senior Vice President for Native American Affairs and Chief Compliance  Officer.

                                       11

From February 2003 through  December  2004,  Ms. Manuel served as deputy general counsel  for the Gila  River  Indian  Community,  where she  supervised  general employees and  attorneys  with respect to civil and criminal  matters.  From May
2000 through March 2002, Ms. Manuel served as special counsel to the law firm of
Steptoe & Johnson,  LLP,  where she  oversaw  business  development  with Indian tribes and Indian organizations,  along with supervising the management of cases for Indian  clients.  From October 1994 through April 2000, Ms. Manuel served as the Deputy Commissioner of the Bureau of Indian Affairs (the "BIA") for the U.S.
Department of the Interior.  As Deputy Commissioner,  Ms. Manuel was responsible
for  the  overall   management  of  the  BIA,   including  the   maintenance  of
government-to-government  relationships  with Indian  tribes,  protecting  trust resources and the trust assets of Indian tribes,  the fiscal  administration and expenditure  of $2.8 billion in  appropriated  funds and the  supervision  of 12 regional  offices,  83 tribe-agencies  and over 13,000 employees.  From February
1992 through May 1994, Ms. Manuel served as Staff Director for the Indian Gaming
Management  Office of the BIA, where she was  responsible for  implementing  the responsibilities  of the  Secretary  of the  Interior  under the  Indian  Gaming
Regulatory Act of 1988,  along with  supervising acts related to the approval of
Class III  gaming  tribal-state  compacts,  fee to trust land  acquisitions  for gaming purposes, revenue allocation plans, including per capita distributions of gaming  revenues,  and the  development  of policy  guidelines and directives on gaming  related  issues  within the  authority of the Secretary of the Interior.
Finally,  from May 1991 through  February  1992,  Ms.  Manuel served as Division
Chief for Tribal  Government  Affairs for the BIA and from February 1990 through
July 1991, Ms. Manuel was a Judicial Services Specialist for the BIA.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION COMMITTEE

      The  compensation  committee  determines  the cash and  other  incentive compensation,  if any, to be paid to the Company's  executive officers and key
employees.   The  compensation  committee  consists  of  Joseph  E.  Bernstein
(chairman of the committee), Paul A. deBary and Ralph J. Bernstein.

      The  compensation  committee  has  full  authority  to  engage  attorneys, accountants and consultants and to solicit input from our executives  concerning compensation matters. To date, the compensation committee has determined that it was not  advisable  to place  substantial  reliance  on  executive  compensation consultants in connection with establishing  executive compensation programs and setting appropriate compensation amounts.

GENERAL COMPENSATION OBJECTIVES AND GUIDELINES

      The compensation  committee's executive compensation philosophy is to base management's  pay, in part,  on the  achievement  of the  Company's  performance goals, to provide  competitive  levels of compensation,  to recognize and reward individual  initiative,  achievement  and length of service to the  Company,  to assist the Company to retain and attract the best qualified  management,  and to enhance long term  stockholder  value.  In  retaining  and  attracting  the best qualified management  personnel,  the Company targets offering  compensation and benefits that place it near the top quartile of its industry.

      The  compensation  committee  strongly  believes  that the  caliber of the management  personnel makes a significant  difference in the Company's long term success  and it is the  philosophy  of the  compensation  committee  to  provide officers with the opportunity to realize potentially significant financial gains through  the grants of stock  options  and  issuance of  restricted  stock.  The compensation  committee also believes that the potential for equity ownership by management is beneficial in aligning  management and  stockholders'  interest in the enhancement of stockholder value.

                                       12

      Section  162(m) of the  Internal  Revenue  Code of 1986,  as amended  (the
"Code"),  prohibits  a publicly  held  corporation,  such as the  Company,  from claiming a deduction on its federal income tax return for compensation in excess of $1 million  paid for a given fiscal year to the chief  executive  officer (or person acting in that  capacity) at the close of the  corporation's  fiscal year and the four most highly compensated officers of the corporation, other than the chief executive  officer,  at the end of the  corporation's  fiscal year. The $1 million compensation  deduction limitation does not apply to  "performance-based
compensation".   The  Company  believes  that,  with  certain  exceptions,   any
compensation  received by executive  officers in connection with the exercise of options granted under the 1993,  1998, 2004 or 2005 stock option plans qualifies as "performance-based compensation." The policy of the compensation committee is
to  the  extent  reasonable  to  qualify  the  Company's   executive   officers'
compensation  for  deductibility  under Section 162(m) and other  applicable tax laws. However, the compensation committee believes that providing an appropriate
level  of  cash   compensation   and  maintaining   flexibility  in  determining
compensation  are also important issues which must be balanced with preserving a tax deduction for amounts in excess of $1,000,000.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      David  P.   Hanlon's   salary  was  $500,000  in  2006.   Mr.   Hanlon's
compensation as contemplated under his employment  agreement was determined by the  compensation  committee based on the factors  described in the "Salaries"
and "Annual Bonuses" paragraphs below.

SALARIES

      Base  salaries  for  the  Company's   executive  officers  are  determined
initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable positions at other companies (base salaries are targeted to be competitive  with the top quartile of the industry).  The Company believes that it is necessary to position executive  officers' base salaries at or above these levels in order to
attract,   retain  and  motivate  its  executive  officers.  In  addition,   the
compensation  committee  considers the  recommendations  of the Company's  Chief
Executive  Officer and Chief Financial  Officer.  Annual salary  adjustments are determined by (i) considering various factors, tangible and intangible, achieved by the Company; (ii) the overall performance of the executive;  (iii) the length
of  the   executive's   service  to  the   Company;   and  (iv)  any   increased
responsibilities  assumed by the executive.  There are no restrictions on salary adjustments of the Company.  The Company has employment  agreements with certain of its  executive  officers,  which sets the base  salaries  and other terms and conditions of employment for such individuals.

ANNUAL BONUSES

      The  compensation  committee  evaluates the  performance  of the Company's executives on an annual  basis.  Bonuses may be based upon the level of personal achievement by individual participants and the Company's performance, including, but not limited to, (i) the Company's  actual stock price  performance and stock price  performance  relative to its  competitors  and (ii) the Company's  actual performance as compared to the Company's  projected  performance goals. In 2006, no bonuses were awarded, but bonuses may be awarded in future years.

2005 EQUITY INCENTIVE PLAN

      Equity-based  compensation  is through  options to purchase  shares of the
Company's common stock and grants of restricted stock, which assists the Company to provide  competitive  levels of total  compensation  and  increases  the link between the creation of stockholder  value.  Additionally,  the plan  encourages

                                       13

participants  to  focus  on  long-term  Company   performance  and  provides  an
opportunity for executives and certain  employees to increase their ownership in the Company  through  grants of the  Company's  common  stock.  These grants are periodically recommended by the Committee and granted to participants based upon their respective level of contribution and responsibility for the success of the
Company.  In granting these options,  the Committee may establish any conditions or  restrictions  it deems  appropriate  and are  granted at the  Nasdaq  Global
Market's closing price on the day of the grant.

401(k) PLAN

Our eligible  employees may  participate in a  Company-sponsored  401(k) benefit plan.  The plan  permits  employees  to defer  up to 15% of their  salary  up to statutory maximums and provides for matching  contributions by us of up to 100%
of the first 3% of salary deferral and 66.7% of the next 3% of salary  deferral.
Other  compensation  the  Summary  Compensation  Table  in 2006 is our  matching contributions for those made by the individuals reported in the table.

SUMMARY COMPENSATION TABLE

      The following table sets forth all information concerning the compensation received,  for the fiscal year ended December 31, 2006, for services rendered to us by David P. Hanlon,  our chief executive  officer,  Ronald J. Radcliffe,  our chief  financial  officer,  and each of our two other  most  highly  compensated executive officers.

                                                SUMMARY COMPENSATION TABLE

                                                                                                    All Other
                                                                        Stock        Option          Compen-
Name and Principal Position     Year       Salary         Bonus       Awards(1)    Awards(1)         Sation(2)    Total
---------------------------     ----       ------         -----       ---------    ---------         ---------    -----
David P. Hanlon
   Chief Executive Officer      2006    $  500,000    $      --      $  529,633    $1,377,829    $    8,800    $2,416,262
Ronald J. Radcliffe
   Chief Financial Officer      2006       275,000           --            --         352,269         8,800       636,069
Thomas W. Aro
   Chief Operating Officer      2006       195,000           --            --         109,840         7,800       312,640
Hilda Manuel
   Sr. VP for Native
     American Affairs           2006       160,192           --            --         159,724         2,000       321,916

(1)   These  amounts  represent  the  dollar  amount  recognized  for  financial reporting  purposes for the year ended  December 31, 2006 for the value of prior year and current year grants of  restricted  stock and stock options allocable to that year and are computed in accordance  with SFAS No. 123R.
      Please  see  Notes  B  and  K to  our  consolidated  financial  statements contained  in our Form 10-K for the year ended  December 31, 2006 for more information on these issues.
(2)   These amounts reflect the Company matching  contributions  associated with amounts by the  individuals  to our 401 (k) benefit  plan.  See Note N our consolidated  financial  statements  contained  in our Form-K for the year ended December 31, 2006 for more information on this plan.

GRANT OF PLAN-BASED AWARDS

      The following table sets forth information concerning grants of plan-based awards made by us during 2006, to each of the named executive officers:

                                       14

                                       All Other Option                      Grant Date Fair
                                           Awards:            Exercise or    Value of Stock
                                     Number of Securities    Base Price of     and Option
      Name           Grant Date       Underlying Options     Option Awards     Awards (1)
      ----           ----------       ------------------     -------------     ----------
Ronald J. Radcliffe   8/10/06              60,000            $    5.53         $ 291,600

Hilda Manuel          8/10/06              50,000            $    5.53           243,000

(1)   These  amounts  reflect  the  aggregate  grant  date fair value of options granted  in the year  ended  December  31,  2006  under  our  2005  Equity
      Incentive Plan computed in accordance with SFAS No. 123R. Please see Notes
      B and K to our  consolidated  financial  statements  contained in our Form
      10-K for the year ended December 31, 2006 for more information.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED
AWARDS TABLE

EMPLOYMENT AGREEMENTS

      On May 23, 2005,  we entered into an  employment  agreement  with David P.
Hanlon which sets forth terms and provisions  governing Mr. Hanlon's  employment as our Chief  Executive  Officer and President.  This agreement  provides for an initial term of three years at an annual base salary of  $500,000.  In addition,
Mr. Hanlon is entitled to  participate  in any annual bonus plan or equity based incentive  programs  maintained by us for our senior  executives.  In connection with  his  employment,  Mr.  Hanlon  received  an  option  grant  of  a  10-year non-qualified  stock  option to purchase  1,044,092  shares of our common  stock pursuant to the 2005 Equity Incentive Plan, subject to stockholder  approval, at an exercise  price per share of $3.99,  vesting 33% 90 days  following the grant date,  33%  on the  first  anniversary  of  the  grant  and  34%  on the  second anniversary  of the grant,  which  approval was received on August 17, 2005.  We also granted Mr. Hanlon 261,023 restricted  shares,  pursuant to our 2005 Equity
Incentive Plan,  vesting 33% on the grant date, 33% on the first  anniversary of grant,  and 34% on the second  anniversary  of the  grant.  We agreed to provide certain  benefits to Mr.  Hanlon,  including  maintaining a term life  insurance policy on the life of Mr. Hanlon in the amount of $2,000,000  and  reimbursement for relocation expenses and expenses for temporary housing.

      On May 23, 2005,  we entered into an employment  agreement  with Ronald J.
Radcliffe  which sets  forth  terms and  provisions  governing  Mr.  Radcliffe's employment  as our Chief  Financial  Officer.  This  agreement  provides  for an initial term of three years at an annual base salary of  $275,000.  In addition,
Mr.  Radcliffe  is entitled to  participate  in any annual  bonus plan or equity based  incentive  programs  maintained  by us  for  our  senior  executives.  In connection  with his  employment,  Mr.  Radcliffe  received an option grant of a
10-year  non-qualified  stock  option to purchase  150,000  shares of our common stock  pursuant  to our 2005  Equity  Incentive  Plan,  subject  to  stockholder approval, at an exercise price per share of $3.99, vesting 33% 90 days following the grant date, 33% on the first  anniversary of the grant and 34% on the second anniversary of the grant, which approval was obtained on August 17, 2005.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

      The following  table sets forth  information  concerning  the  outstanding equity awards of each of the named executive officers as of December 31, 2006:

                                       15

                                                      Option Awards                                          Stock Awards
                     ------------------------------------------------------------------------   ------------------------------------
                     Number of Securities     Number of Securities                               Number of Shares    Market Value of
                          Underlying              Underlying           Option      Option          or Units of       Shares or Units
                      Unexercised Options:    Unexercised Options:    Exercise    Expiration        Stock That        of Stock That
    Name                  Exercisable             Unexercisable        Price        Date          Have Not Vested    Have Not Vested
-------------------  ----------------------  ----------------------  ----------  -------------  ------------------  ----------------
David P. Hanlon              7,500                     --            $    7.00    8/15/13 (1)           --                --
                             5,000                     --            $   11.97    3/24/14 (2)           --                --
                            50,000                     --            $    8.11    11/12/07 (3)          --                --
                            10,000                     --            $    8.51    1/7/10 (4)            --                --
                           689,101                  354,991          $    3.99    5/23/15 (5)           --                --
                              --                       --                  --        --               88,747          $769,436

Ronald J. Radcliffe         70,000                   50,000          $    3.99    5/23/15 (7)           --                --
                            20,000                   40,000          $    5.53    8/10/16 (8)           --                --

Thomas W. Aro                5,500                     --            $    4.40    6/30/09 (9)           --                --
                            38,000                     --            $    2.12    1/9/11 (10)           --                --
                            50,000                     --            $   14.25    5/20/14 (11)          --                --
                            10,000                   20,000          $    6.75    12/16/15 (12)         --                --

Hilda Manuel                30,000                                   $    8.26    3/18/15 (13)          --                --
                             2,833                    5,667          $    6.75    12/16/15 (14)         --                --
                            16,667                   33,333          $    5.53    8/10/16 (15)          --                --

Unless  otherwise noted,  option grants have a term of ten years.  Grants to Mr.
Hanlon prior to May 23, 2005 were made to him in his capacity as a Director.

(1)   Granted and vested 8/5/03. (2) Granted and vested 3/24/04.
(3)   Granted  and vested  11/12/04 - three year term.  (4)  Granted  and vested
      1/7/05 - five year term.
(5)   Grant  date  5/23/05  effective  upon  shareholder  approval  received  on
      8/17/05; vesting 33% 90 days after grant, 33% one year after grant and 34%
      two years after grant.
(6)   Total  restricted   shares  granted  5/23/05  -  261,023   effective  upon
      shareholder approval received on 8/17/05; vesting 33% 90 days after grant,
      33% one year after grant and 34% two years after grant.
(7)   Total  options  granted  5/23/05  -  150,000  effective  upon  shareholder approval  received on 8/17/05;  vesting 33% 90 days after  grant,  33% one year after grant and 34% two years after grant.  Options on 30,000  shares exercised on December 20, 2006.
(8)   Grant date  8/10/06;  vesting  33.3% 90 days after  grant,  33.3% one year after grant and 33.3% two years after grant.
(9)   Grant date 6/30/99; vesting 33.3% one year after grant, 33.3% two years after grant and 33.3% three years after grant.
(10)  Grant date 1/9/03;  vesting  33.3% one year after  grant,  33.3% two years after grant and 33.3% three years after grant - eight year term.
(11)  Grant date  5/20/04;  vesting  50% on date of grant and 50% one year after grant.
(12)  Grant date 12/16/05;  vesting 33.3% one year after grant,  33.3% two years after grant and 33.3% three years after grant.
(13)  Grant date 3/18/05; vesting one year.
(14)  Grant date 12/16/05;  vesting 33.3% one year after grant,  33.3% two years after grant and 33.3% three years after grant.
(15)  Grant date  8/10/06;  vesting  33.3% 90 days after  grant,  33.3% one year after grant and 33.3% two years after grant.

                                       16

OPTION EXERCISES AND STOCK VESTED

      The following  table sets forth  information  concerning the exercising of stock options of each of the named executive officers in December 31, 2006:

                               Option Awards              Stock Awards
                         --------------------------  --------------------------
                            Number of                Number of
                             Shares       Value        Shares        Value
                          Acquired On  Realized On   Acquired On  Realized On
           Name             Exercise     Exercise      Vesting      Vesting
-----------------------  ------------  ------------  ------------ -------------
David P. Hanlon                --           --         86,138     $474,620

Ronald J. Radcliffe          30,000     $153,116         --           --

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

      The  employment  agreements  for each of David P.  Hanlon  and  Ronald  J.
Radcliffe provide for potential  payments upon  termination,  or, in the case of
Mr.  Hanlon,  a  change-in-control.  In the event that we  terminate  either Mr.
Hanlon or Mr.  Radcliffe's  employment with Cause or Mr. Hanlon or Mr. Radcliffe resigns without Good Reason,  our  obligations  are limited  generally to paying such executive's base salary through the termination  date. In the event that we terminate Mr. Hanlon's employment without Cause or her terminates his employment without Good Reason,  the vesting of stock options and restricted stock shall be treated in accordance  with the terms of the relevant plan,  provided,  however, that if Mr. Hanlon  terminates his employment  without Good Reason and the basis for such  determination  is based upon a good faith conclusion by Mr. Hanlon and the Board that the direction that the Company is going is inconsistent  with the direction that Mr. Hanlon and the Board  anticipated as of the  commencement  of
Mr. Hanlon's employment, then the stock options granted pursuant to Mr. Hanlon's employment  agreement may be exercised for a period of one year  following  such termination.

      In the event that we terminate Mr.  Hanlon's  employment  without Cause or
Mr. Hanlon resigns with Good Reason,  we are generally  obligated to continue to pay Mr.  Hanlon's  compensation  for the  remainder of the term of Mr.  Hanlon's employment  agreement and  accelerate  the vesting of the options and restricted shares granted at the commencement of this agreement.  If Mr. Hanlon  terminates his employment within one year following a Change of Control,  we shall pay such cash compensation in a lump sum.

      In the event that we terminate Mr. Radcliffe's employment without Cause or
Mr. Radcliffe resigns with Good Reason,  we are generally  obligated to continue to pay Mr.  Radcliffe's  compensation  for a period of six months following such termination.

      For  purposes of their  employment  agreements,  "Cause" is defined as the executive (i) pleading  "guilty" or "no contest" to or being convicted of an act which is defined  as a felony  under  federal  or state law or as a crime  under federal or state law which involves such executive's  fraud or dishonesty,  (ii)
in carrying out his duties, engaging in conduct that constitutes willful neglect

                                       17

or willful  misconduct;  provided such plea,  conviction,  neglect or misconduct results in material economic harm to the Company, (iii) such executive's failure to obtain or maintain  required  licenses in the jurisdiction  where the Company currently  operates  or  has  plans  to  operate,  in  either  case  as  of  the commencement of such executive's  employment or (iv) such  executive's  material breach of his employment agreement.

      For purposes of their employment  agreements,  "Good Reason" is defined as the occurrence of any of the following  without such  executive's  prior written consent:  (i) the failure to appoint or continue such executive in their current position  with the  Company;  (ii) a  material  diminution  in such  executive's duties,  or the assignment to such executive of duties  materially  inconsistent
with  his  duties,   positions,   authority,   responsibilities   and  reporting
requirements,   or  the  assignment  of  duties  which  materially  impair  such executive's ability to function in his current position with the Company;  (iii)
a reduction  in or a material  delay in payment of such  executive's  total cash compensation  and benefits from those required to be provided in accordance with the provisions of such executive's employment agreement;  or (iv) the failure of the Company to obtain the  assumption  in writing of its  obligation  to perform such executive's  employment  agreement by any successor to all or substantially all of the  assets of the  Company  not later  than the  effective  date of such transaction.  In  addition,  the  definition  of "Good  Reason" in Mr.  Hanlon's employment  agreement also includes (i) the failure of the Board or a nominating committee thereof to nominate  Executive for election to the Board of Directors;
(ii) a change in the reporting  structure so that Mr.  Hanlon no longer  reports directly to the Board or a committee  thereof;  (iii) the Company,  the Board or any person controlling the Company Mr. Hanlon to relocate his principal place of employment  to a location  other  than New York  State or Nevada,  other than on travel  reasonably  required  to carry out Mr.  Hanlon's  obligations  under his employment  agreement;  (iv) any termination by Mr. Hanlon of his employment for any reason other than death or disability within one year of a Change in Control of the Company; or (v) a material breach by the Company of any of the provisions of Mr. Hanlon's employment agreement.

      For the purposes of Mr. Hanlon's employment agreement, the term "Change of
Control"  shall be deemed to have  occurred  as of the first day that any one or more of the following conditions is satisfied:  (i) any person is or becomes the
"beneficial  owner" (as that term is defined in Rule 13d-3 under the  Securities
Exchange Act 0f 1934, as amended),  directly or indirectly, of securities of the
Company  representing  50% or more of the combined voting power of the Company's then outstanding securities;  or (ii) any of the following occur: (A) any merger or consolidation  of the Company,  other than a merger or consolidation in which the  voting  securities  of the  Company  immediately  prior  to the  merger  or consolidation  continue to represent  (either by remaining  outstanding or being converted into  securities of the surviving  entity) 20% or more of the combined voting power of the Company or surviving entity  immediately after the merger or consolidation  with another entity;  (B) any sale,  exchange,  lease,  mortgage, pledge,  transfer,  or other disposition (in a single transaction or a series of related transactions) of all or substantially all of the assets or earning power of the  Company  on a  consolidated  basis;  (C)  any  complete  liquidation  or dissolution  of the  Company;  (D) any  reorganization,  reverse  stock split or recapitalization  of the  Company  that  would  result in a Change of Control as
otherwise   defined  herein;  or  (E)  any  transaction  or  series  of  related transactions  having,  directly  or  indirectly,  the same  effect as any of the foregoing.

      The employment  agreements of each of Mr. Hanlon and Mr. Radcliffe provide for  non-competition  and  non-solicitation  periods  for the  period  that  the executive is employed by the Company, plus the greater of (i) one year following the voluntary  termination of such executive's  employment  without Good Reason,
(ii) one year  following  termination  of the such  executive by the Company for
Cause,  or (iii) the balance of the period that the  executive is  continuing to receive his base salary.

DIRECTOR COMPENSATION

      Directors  who are also our officers are not  separately  compensated  for their service as directors.  Our non-employee  directors  received the following aggregate amounts of compensation for 2006.

                                       18

                          Fees Earned or
Name                       Paid in Cash    Option Awards    Total
------------------------  --------------  ---------------  ---------
John Sharpe                  $79,000       $38,300 (1)(2)  $117,300
Joseph E. Bernstein          $38,000       $38,300 (1)(2)   $76,300
Ralph J. Bernstein           $48,500       $38,300 (1)(2)   $86,800
Frank Catania                $40,000       $38,300 (1)(2)   $78,300
Paul A. deBary               $65,750      $106,050 (1)(3)  $171,800
Robert H. Friedman           $32,000       $38,300 (1)(2)   $70,300

(1)   Grant  date  aggregate  fair  value of  options  granted in the year ended
      December  31,  2006  under our 2005  Equity  Incentive  Plan  computed  in accordance  with  SFAS  No.  123R.  Please  see  Notes  B  and  K  to  our
      consolidated  financial statements contained in our Form 10-K for the year ended December 31, 2006 for more information.
(2)   Grant date 3/8/06;  securities  underlying  options  -10,000 with ten year term.
(3)   Grant date  3/8/06;  securities  underlying  options - 15,000.  Grant date
      8/10/06;  securities  underlying  options - 10,000. Ten year term for both grants.

      CASH COMPENSATION

      During 2006, each non-employee  member of the Company's Board of Directors received $20,000 per year and $1,000 per meeting attended in person and $500 per meeting attended telephonically.  Directors that also serve on committees of the
Board of Directors, other than the audit committee, receive an additional $1,000 per  committee  meeting,  other  than  employee  members,  with the  chairperson receiving  $2,500  per  meeting.  With  respect  to  the  audit  committee,  its chairperson  receives an additional  annual  payment of $10,000,  and each audit committee member (including the chairperson) receives $2,500 per audit committee meeting.

      STOCK COMPENSATION

      Each non-employee  member of the Company's Board of Directors  receives an annual  grant of 10,000  stock  options at the common  stock's then current fair market value, and since August 2003 each newly elected or appointed non-employee director received a one time grant of 15,000 stock options at the common stock's then current fair market value.  All stock options granted to the members of the
Company's Board of Directors vest immediately.

      CHAIRMAN COMPENSATION

      On  May  23,  2005,  the  Company's   Board  of  Directors   ratified  the
compensation  committee's  approval of  compensation of $50,000 per year for the position of non-executive Chairman of the Board and a grant of 50,000 options to purchase shares of the Company's common stock vesting immediately with a term of
10 years at the initiation of service for any new non-executive  Chairman of the
Board. John Sharpe, who became the Company's Chairman of the Board on such date, abstained from all votes of the Board of Directors  related to the establishment of this compensation.

      RECENT DEVELOPMENTS

      On March 8, 2006, the Board of Directors approved  compensation of $25,000 per year  and an  annual  grant  of 5,000  options  to  purchase  shares  of the
Company's  common  stock for the  chairman of the audit  committee.  On March 8,
2006,  the Board of Directors also approved  compensation  of $1,000 per meeting attended in person and $500 per meeting attended  telephonically  by the members of each of the audit committee,  compensation committee and corporate governance and nominations  committee as full  compensation  for service on such committees
(other than with respect to the chairman of the audit committee).  On August 10,
2006, the Board of Directors  approved an increase in the annual option grant to the chairman of the audit committee from 5,000 options to 15,0000 options.  Paul
A. deBary, the chairman of the audit committee,  abstained from all votes of the
Board of Directors related to the compensation of the audit committee chairman.

                                       19

REPORT BY THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The  Compensation  Committee of the Company has reviewed and discussed the
Compensation  Discussion and Analysis  required by Item 402(b) of Regulation S-K with  management  and, based on such review and  discussions,  the  Compensation
Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                                          Joseph E. Bernstein, Chairman
                                          Paul A. deBary
                                          Ralph J. Bernstein

COMPENSATION COMMITTEE INTERLOCKS

      There  were  no  transactions  between  any  member  of  the  Compensation
Committee  and the Company  during the fiscal year ended  December 31, 2006.  No member of the  Compensation  Committee was an officer or employee of the Company or any subsidiary of the Company during fiscal 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten  percent of our common  stock,  to file  initial  reports of  ownership  and reports of changes in ownership  with the  Securities  and Exchange  Commission.
Executive officers, directors and greater than ten percent beneficial owners are required by Securities  and Exchange  Commission  regulations to furnish us with copies of all Section  16(a) forms they file.  Based upon a review of the copies of such forms  furnished to us and written  representations  from our  executive officers and directors,  we believe that during the year ended December 31, 2006 there were no  delinquent  filers except that each of Ralph J.  Bernstein,  John
Sharpe,  Frank  Catania,  Hilda Manuel,  Ronald J.  Radcliffe and Paul A. deBary
filed a late Form 4 for a one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      There were no relationships or related party transactions that occurred in the fiscal year ending December 31, 2006.  Currently the Board of Directors does not have a written policy  regarding  related person  transactions.  The Company intends that all future  transactions  between it and its  officers,  directors, director  nominees,  principal  stockholders  and their immediate family members will be approved by a majority of its independent and  disinterested  directors, and  will  be on  terms  no less  favorable  to it than  it  could  obtain  from unaffiliated third parties.

                                       20

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors  has  selected  Friedman  LLP  ("Friedman")  as the
Company's independent auditors for the fiscal year ending December 31, 2007.

      The audit committee reviews and approves the audit and non-audit  services to be provided by the Company's  independent auditors during the year, considers the effect that performing  those services might have on audit  independence and approves  management's  engagement  of the  Company's  independent  auditors  to perform  those  services.  The audit  committee  reserves the right to appoint a different  independent  auditors  at any time  during  the year if the  Board of
Directors and the audit committee  believe that a change is in the best interest of the Company and its stockholders.

      Friedman was originally engaged as the Company's  independent  auditors in
February 2002. Friedman has audited the Company's  financial  statements for the fiscal years ended December 31, 2001 through December 31, 2006. A representative of Friedman will be present at the Annual  Meeting,  will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to questions.

FEES BILLED TO COMPANY BY FRIEDMAN DURING FISCAL 2005 AND 2006

AUDIT FEES

      The aggregate  fees billed by Friedman for  professional  fees rendered in connection with the audit of the Company's annual  financial  statements and its review of the Company's financial statements included in the Company's quarterly reports on Forms 10-Q,  including  services related thereto,  were approximately
$607,322 for the fiscal year ended December 31, 2006 and approximately  $418,194 for the fiscal year ended December 31, 2005.

AUDIT-RELATED FEES

      The aggregate  fees billed by Friedman for assurance and related  services that are  reasonably  related to the  performance  of the audit or review of the
Company's  financial  statements and are not reported as "Audit Fees," including services  rendered in connection  with capital raising  efforts,  preparation of registration  statements and consultations  regarding  financial  accounting and reporting  matters not classified as audit, were  approximately  $23,590 for the fiscal year ended  December  31, 2006 and  approximately  $83,486 for the fiscal year ended December 31, 2005.

TAX FEES

      The aggregate fees billed by Friedman for professional  services  rendered for tax compliance,  tax advice and tax planning were approximately  $39,277 for the fiscal year ended December 31, 2006 and approximately $77,068 for the fiscal year ended December 31, 2005. The services  comprising the fees reported as "Tax
Fees"  include tax return  preparation  in various  jurisdictions,  consultation regarding  various tax issues,  and support provided to management in connection with income and other tax audits.

ALL OTHER FEES

      Other than the fees  described  above,  there were no other fees billed by
Friedman for products and services  rendered to the Company for the fiscal years ended December 31, 2006 or December 31, 2005.

                                       21

PRE-APPROVAL POLICIES AND PROCEDURES

      All  audit  and  non-audit  services  to be  performed  by  the  Company's independent  accountant  must be  approved  in advance  by the audit  committee.
Consistent with applicable law,  limited amounts of services,  other than audit, review or attest  services,  may be approved by one or more members of the audit committee pursuant to authority delegated by the audit committee,  provided each such  approved  service  is  reported  to the full audit  committee  at its next meeting.

      All of the  engagements  and  fees for the  Company's  fiscal  year  ended
December 31, 2006 were approved by the audit  committee.  In connection with the audit of the Company's financial  statements for the fiscal years ended December
31,  2006 and  December  31,  2005,  Friedman  only  used  full-time,  permanent employees.

      The audit  committee  of the Board of  Directors  considered  whether  the provision of non-audit  services by Friedman was compatible  with its ability to maintain  independence  from an audit  standpoint and concluded that  Friedman's independence was not compromised.

                                       22

                              STOCKHOLDER PROPOSALS

      We expect that the Company's 2008 annual meeting of  stockholders  will be held on or about May 22, 2008. The SEC has adopted  regulations  that govern the inclusion of stockholder proposals in the Company's annual proxy materials.  For a stockholder  proposal to be included in the proxy  statement for the Company's
2008 annual meeting of stockholders, as applicable, including a proposal for the election of a director,  the proposal  must have been received by the company at its  principal  offices no later than  December 25, 2007.  If the Company is not notified  of a  stockholder  proposal  by March  10,  2008,  then  its  Board of
Directors will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder  proposal was  received by the  company,  it is suggested  that  stockholder  proposals be submitted by  certified  mail,  return  receipt  requested,  and be addressed to
Empire Resorts,  Inc., 701 N. Green Valley  Parkway,  Suite 200,  Henderson,  NV
89074, Attention: Investor Relations.

                                  OTHER MATTERS

      As of the date of this proxy statement/prospectus,  the Company's Board of
Directors  does not know of any matter that will be presented for  consideration at the meeting other than as described in this proxy statement/prospectus.

                                          Robert H. Friedman
                                          Secretary

April 24, 2007

                                       23

APPENDIX A

                        EMPIRE RESORTS BOARD OF DIRECTORS

                             AUDIT COMMITTEE CHARTER

I.        PURPOSE AND AUTHORITY

The purpose of the Audit  Committee (the  "Committee") of the Board of Directors
(the "Board") of Empire Resorts is:

          1.       To assist the Board in fulfilling  its  responsibilities  for generally overseeing: (a) Empire Resorts' financial reporting
                   processes  and  the  audit  of  Empire   Resorts'   financial
                   statements,   including  the  integrity  of  Empire  Resorts'
                   financial  statements,  (b) Empire  Resorts'  compliance with
                   legal  and  regulatory  requirements,   (c)  the  independent
                   registered  public  accounting  firm's   qualifications   and
                   independence, (d) the performance of Empire Resorts' internal audit function and independent  registered  public accounting firm, and (e) risk assessment and risk management;

          2.       To prepare any report of the  Committee  that may be required by the  proxy  rules  of the  U.S.  Securities  and  Exchange
                   Commission  (the  "SEC") to be  included  in Empire  Resorts'
                   annual proxy statement;

          3.       To oversee  the finance and  investment  functions  of Empire
                   Resorts; and

          4.       To perform  such other  duties  and  responsibilities  as are enumerated in and consistent with this charter.

II.       MEMBERSHIP

          1.       MEMBERSHIP AND APPOINTMENT.  The Committee will consist of at least three directors whom the Board appoints and such number of additional  directors as the Board deems  appropriate  and appoints.

          2.       QUALIFICATIONS;  INDEPENDENCE. Each director on the Committee will have such  qualifications  as the Board  determines.  In addition,  each director on the Committee will be independent within the meaning of applicable  laws or listing  standards, and will meet applicable  listing standard financial literacy requirements, each as the Board determines. Finally, at least one  director on the  Committee  will be an "audit  committee financial  expert," as  determined by the Board in accordance with SEC rules. In addition, no director on the Committee may
                   have   participated  in  the  preparation  of  the  financial
                   statements  of  Empire  Resorts'  or any of  Empire  Resorts'
                   current subsidiaries at any time during the past three years.

          3.       REMOVAL.  The entire Committee or any individual  director on the  Committee  may be removed  with or without  cause by the affirmative  vote  of  a  majority  of  the  Board  upon  the recommendation of the Corporate Governance Committee.

          4.       CHAIRMAN. The Board may designate a Chairman of the Committee
                   (the  "Chairman").  In the absence of such  designation,  the
                   Committee  may designate the Chairman by majority vote of the
                   Committee.  The  Chairman may appoint  another  member of the

                                       A-1

                   Committee  to serve as  Chairman  at any meeting at which the
                   Chairman  is  absent.  From  time to time  the  Chairman  may establish  such other rules as are  necessary  and proper for the conduct of the business of the Committee.

III.      PROCEDURES

          1.       NUMBER OF MEETINGS.  The Committee will convene at least four times each year, with additional meetings as appropriate.

          2.       AGENDA.  The Chairman will  establish the agenda,  with input from  management and other directors on the Committee and the
                   Board as appropriate.

          3.       EXECUTIVE  AND  PRIVATE  SESSIONS.  The  Committee  will meet regularly  in  separate  executive  sessions  at  which  only
                   Committee  members are present and in private  sessions  with each of: representatives of management, the internal auditors and the independent registered public accounting firm.

          4.       DELEGATION OF AUTHORITY.

                   a.       The  Committee  may  create  a  subcommittee  of the
                            Committee consisting of one or more directors on the
                            Committee  and may  delegate  any of its  duties and
                            responsibilities   to  such   subcommittee,   unless
                            otherwise  prohibited by applicable  laws or listing
                            standards.

                   b.       The  Committee  may  delegate  any of its duties and
                            responsibilities  to one or  more  directors  on the
                            Committee, another director or other persons, unless
                            otherwise  prohibited by applicable  laws or listing
                            standards.

                   c.       Any  subcommittee,  director  or  other  person  may
                            provide a written or oral  report to the  Committee,
                            as appropriate,  regarding any activities undertaken
                            pursuant to such delegation.

                   d.       The Committee  may  terminate any such  subcommittee
                            and revoke any such delegation at any time.

          5.       AUTHORITY  TO RETAIN  ADVISORS.  In the course of its duties, the Committee will have sole  authority,  at Empire  Resorts'
                   expense, to engage and terminate  consultants or advisors, as the Committee deems  advisable,  including the sole authority to  approve  the  consultant  or  advisor's  fees  and  other retention terms.

          6.       CHARTER  REVIEW.  The  Committee  annually  will  review  and reassess  the  adequacy  of this  charter and will submit any
                   recommended   changes  to  the   charter  to  the   Corporate
                   Governance Committee and the Board for approval.

          7.       PERFORMANCE  REVIEW. The Committee annually will undertake an evaluation  assessing  its  performance  with  respect to its purposes and its duties and tasks set forth in this  charter, and  will  report  the  results  of  such  evaluation  to the
                   Corporate Governance Committee and the Board.

          8.       REPORTING TO THE BOARD.  The Committee will report  regularly to the Board with respect to the Committee's activities.

                                      A-2

          9.       OPEN  ACCESS.  The  Committee  will be given  open  access to
                   Empire Resorts'  internal  auditors,  Board Chairman,  Empire
                   Resorts'   executives  and  independent   registered   public
                   accounting  firm, as well as Empire Resorts' books,  records, facilities and other personnel.

IV.       RESPONSIBILITIES

The following  responsibilities of the Committee are set forth as a guide to the
Committee with the understanding that the Committee may alter or supplement them as appropriate  under the  circumstances  to the extent  permitted by applicable laws and listing standards.

          1.       INDEPENDENT  REGISTERED PUBLIC ACCOUNTING FIRM. The Committee
                   will   appoint,   evaluate  and   establish   the  basis  for
                   compensation of the independent  registered public accounting firm,  which  will  report  directly  to the  Committee,  and oversee the  rotation of the  independent  registered  public accounting firm's lead audit and concurring partners at least once  every  five  years  and the  rotation  of  other  audit partners,  with applicable  time-out  periods,  in accordance with SEC regulations. The Committee will determine whether to
                   retain  or,  if   appropriate,   terminate  the   independent
                   registered public accounting firm.

          2.       AUDIT AND NON-AUDIT  SERVICES AND FEES.  The  Committee  will review and approve in advance the scope of the fiscal  year's independent audit and the audit fees,  establish policies for
                   the   independent   registered   public   accounting   firm's
                   activities  and any fees  beyond the core  audit,  approve in advance  all  non-audit  services  to  be  performed  by  the independent  registered  public  accounting firm that are not otherwise  prohibited by law and associated fees, and monitor the fees paid to the independent registered public accounting
                   firm.   The  Committee  may  delegate  to  the  Chairman  the
                   authority, within agreed limits, to pre-approve audit-related and non-audit  services not prohibited by law to be performed by the independent  registered  public  accounting  firm. The
                   Chairman  will  report  any  decisions  to  pre-approve  such services to the full Committee.

          3.       RELATIONSHIPS  WITH INDEPENDENT  REGISTERED PUBLIC ACCOUNTING
                   FIRM.  The  Committee  will  review and,  where  appropriate, discuss with the  independent  registered  public  accounting
                   firm   its   annual   written   statement   delineating   all
                   relationships or services between the independent  registered public  accounting  firm and  Empire  Resorts,  or any  other relationships or services that may impact its objectivity and independence.

          4.       HIRING  POLICES.  The  Committee  will set  policies  for the hiring of  employees or former  employees of the  independent registered public accounting firm by the Company, and monitor compliance with such policies.

          5.       ANNUAL  AUDITED AND  QUARTERLY  FINANCIAL  STATEMENTS;  OTHER
                   MATTERS. The Committee will:

                   a.       Review and discuss, as appropriate,  with management
                            and the  independent  registered  public  accounting
                            firm Empire  Resorts'  annual  audited and quarterly
                            financial  statements,   including  Empire  Resorts'
                            disclosures in "Management's Discussion and Analysis
                            of Financial  Condition and Results of  Operations;"
                            and

                   b.       Review   with   management   and   the   independent
                            registered public accounting firm:

                                      A-3

                            i.       the results of the  independent  registered
                                     public  accounting  firm's  audit  and  the
                                     independent  registered  public  accounting
                                     firm's  opinion  on  the  annual  financial
                                     statements;

                            ii.      analyses  prepared  by  management  or  the
                                     independent  registered  public  accounting
                                     firm setting  forth  significant  financial
                                     reporting  issues  and  judgments  made  in
                                     connection  with  the  preparation  of  the
                                     financial statements, including analyses of
                                     the effects of alternative  GAAP methods on
                                     the financial statements;

                            iii.     the    independent     registered    public
                                     accounting firm's judgments on the quality,
                                     not just the acceptability,  and consistent
                                     application of Empire  Resorts'  accounting
                                     principles,     the    reasonableness    of
                                     significant    judgments,     clarity    of
                                     disclosures and underlying estimates in the
                                     financial statements;

                            iv.      major    issues    regarding     accounting
                                     principles    and    financial    statement
                                     presentations,    including    changes   in
                                     accounting    principles   or   application
                                     thereof,  significant  judgment areas,  and
                                     significant and complex transactions;

                            v.       the  effectiveness  and  adequacy of Empire
                                     Resorts' internal auditing; and

                            vi.      any  disagreements  between  management and
                                     the    independent     registered    public
                                     accounting   firm,   about   matters   that
                                     individually  or in the aggregate  could be
                                     significant  to Empire  Resorts'  financial
                                     statements  or the  independent  registered
                                     public  accounting  firm's report,  and any
                                     serious    difficulties   the   independent
                                     registered     public    accounting    firm
                                     encountered  in  dealing  with   management
                                     related to the performance of the audit and
                                     management's response.

          6.       INCLUSION  OF  AUDITED  FINANCIAL  STATEMENTS  IN  10-K.  The
                   Committee  will  make  recommendations  to  the  Board  as to whether the audited  financial  statements should be included in Empire Resorts' Annual Report on Form 10-K.

          7.       REGULATORY AND ACCOUNTING  INITIATIVES AND OFF-BALANCE  SHEET
                   STRUCTURES.   The   Committee   will  review  the  effect  of
                   regulatory and accounting initiatives, as well as off-balance sheet structures, on Empire Resorts' financial statements.

          8.       EARNINGS  PRESS  RELEASES,  CORPORATE  POLICIES  AND EARNINGS
                   GUIDANCE.  The Committee will review and, where  appropriate,
                   discuss  earnings  press  releases,   as  well  as  corporate
                   policies with respect to financial  information  and earnings guidance provided to analysts and ratings agencies.

          9.       REPORT FROM INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. At
                   least  annually,  the Committee will obtain from and review a report by the independent  registered  public accounting firm describing (a) the independent  registered  public accounting firm's  internal  quality  control  procedures,  and  (b) any
                   material   issues   raised  by  the  most   recent   internal
                   quality-control   review,   or   peer   review,   or  by  any
                   governmental or professional  inquiry or investigation within the preceding five years regarding any audit performed by the

                                      A-4

                   independent  registered public accounting firm, and any steps taken to deal with any such issues.

          10.      DISCLOSURE CONTROLS AND PROCEDURES. The Committee will review the adequacy and effectiveness of Empire Resorts'  disclosure controls and procedures.

          11.      INTERNAL CONTROLS. The Committee will review the adequacy and effectiveness of Empire Resorts' internal controls, including any significant deficiencies in such controls and significant changes or material  weaknesses in such controls  reported by
                   the  independent   registered  public  accounting  firm,  the
                   internal  auditors or management  and any special audit steps adopted in light of material  control  deficiencies,  and any fraud,  whether or not material,  that involves management or other Empire Resorts'  employees who have a significant  role in such controls.

          12.      INFORMATION SECURITY.  The Committee will review the adequacy and  effectiveness  of Empire Resorts'  information  security policies  and the  internal  controls  regarding  information security.

          13.      INTERNAL AUDIT.  The Committee will review the overall scope,
                   qualifications,      resources,      activities,     reports,
                   organizational  structure and  effectiveness  of the internal audit function.

          14.      DIRECTOR OF INTERNAL  AUDIT.  The Committee  will approve the appointment,  replacement,  reassignment  or dismissal of the
                   Director of Internal Audit.

          15.      COMPLIANCE.   The  Committee  will  oversee  Empire  Resorts'
                   compliance  programs  with  respect  to legal and  regulatory requirements,  and review with management and the Director of
                   Internal Audit or Chief Compliance  Officer,  as appropriate, the results of their  review of  compliance  with  applicable laws,  regulations  and listing  standards,  Empire  Resorts'
                   Business Ethics Policy and internal audit reports.

          16.      COMPLAINTS  AND  SUBMISSIONS.   The  Committee  will  oversee
                   procedures   established  for  the  receipt,   retention  and
                   treatment of complaints on  accounting,  internal  accounting controls or auditing  matters,  as well as for  confidential,
                   anonymous   submissions  by  Empire  Resorts'   employees  of
                   concerns  regarding   questionable   accounting  or  auditing
                   matters and compliance with Empire  Resorts'  Business Ethics and Whistleblower Policies.

          17.      ATTORNEYS'  REPORTS.  The  Committee  will  receive  and,  if appropriate,  respond to  attorneys'  reports of  evidence of material  violations  of  securities  laws  and  breaches  of fiduciary duty and similar violations of U.S. or state law.

          18.      RISKS.  The  Committee  will review and assess  risks  facing
                   Empire Resorts' and management's approach to addressing these risks,  including  significant risks or exposures relating to litigation and other proceedings and regulatory  matters that may have a significant  impact on Empire  Resorts'  financial statements.

          19.      REGULATORY  INVESTIGATIONS.  The  Committee  will  review the
                   results  of  significant   investigations,   examinations  or
                   reviews performed by regulatory  authorities and management's response.

                                      A-5

          20.      RELATED PARTY  TRANSACTIONS.  The  Committee  will review and approve  all  "related  party  transactions,"  as  defined in applicable SEC rules.

          21.      INVESTIGATIONS.  The  Committee  will  conduct  or  authorize investigations  into any matters within the Committee's scope of responsibilities.

          22.      TREASURY  MATTERS.  The  Committee  will  review  or  oversee significant  treasury  matters  such  as  capital  structure,
                   derivative   policy,    global   liquidity,    fixed   income
                   investments,  borrowings, currency exposure, dividend policy, share issuance and  repurchase,  capital  spending,  and risk management identification and coverage.

          23.      LOANS AND  OBLIGATIONS.  The  Committee  will oversee  Empire
                   Resorts'  loans,  loan  guarantees  of third  party  debt and obligations and outsourcings.

          24.      COORDINATION WITH THE COMPENSATION  COMMITTEE.  The Committee
                   will  coordinate,  as  appropriate,   with  the  Compensation
                   Committee regarding the cost, finding and financial impact of equity compensation and benefits.

                                      A-6

APPENDIX B

                              EMPIRE RESORTS, INC.
                               BOARD OF DIRECTORS
                 CORPORATE GOVERNANCE AND NOMINATIONS COMMITTEE
                                     CHARTER
------------------------------------------------------------------------------

      This  Charter  governs the  operations  of the  Corporate  Governance  and
Nominations  Committee of the Board of Directors of Empire  Resorts,  Inc.  (the
"Company").  The purposes of the  Committee  are (i) to develop and recommend to the  Board,  and to  oversee  the  implementation  and  operation  of,  a set of corporate governance  principles applicable to in the Company; (ii) to determine the slate of director  nominees for election to the Board and to fill  vacancies occurring  between  annual  meetings  of  shareholders,  and (iii) to  recommend individuals to the Board for nomination as members of the standing committees of the Board.  The  Committee  will report to the Board on a regular  basis and not less than once a year.

      ORGANIZATION

      The Committee  will have three  members,  or such greater number as may be determined from time to time by the Board.  The initial members of the Committee will be appointed by the Board.  Candidates to fill subsequent  vacancies in the
Committee  will be appointed by the Board based on nominations by the Committee.
Members  will serve at the  pleasure  of the Board and for such term or terms as the Board may determine.

      Except as may be  determined  by the Board  under the rules of the  NASDAQ
Stock  Market,   Inc.,  the  Committee  will  consist  solely  of   "Independent
Directors." Independent Directors means those directors who are neither officers nor employees of the Company, or its subsidiaries nor have a relationship which, in the opinion of the Board,  would  interfere  with the exercise of independent judgment  in  carrying  out  the  responsibilities  of a  director,  and who are otherwise "independent" under the NASDAQ rules.

      As provided under the NASDAQ rules for the nominations  committee,  if the
Committee three has at least three members,  one director who is not independent and is not a current  officer or  employee,  or a person  who is a  relative  by blood,  marriage or adoption  of, or who has the same  residence  as any current officer or  employee,  may be appointed  to the  Committee  if the Board,  under
exceptional  and  limited  circumstances,   determines  that  such  individual's
membership on the Committee is required by the best interests of the Company and its  shareholders,  and the Board  discloses,  in the next annual  meeting proxy statement subsequent to such determination,  the nature of the relationship, and the reasons for the  determination.  Any such member  appointed to the Committee may serve for up to two years.

      As also provided under the NASDAQ rules for the nominations committee,  if the Committee has at least three  members,  one director who owns 20% or more of the Company's common stock or voting power  outstanding,  and is not independent because such  director is also an officer,  may be appointed to the Committee if the Board  determines  that such  individual's  membership  on the  Committee is required by the best  interests  of the Company  and its  shareholders,  and the
Board discloses,  in the next annual meeting proxy statement  subsequent to such determination,  the  nature  of  the  relationship,  and  the  reasons  for  the determination.  This  exception  is  available  only if no  director  who is not
independent  is  appointed  to  the  Committee   under  the  provisions  of  the
immediately preceding paragraph.

                                      B-1

      STRUCTURE AND PROCESS

      The Board will  designate one member of the Committee as its  chairperson.
In the event of a tie vote on any issue, the chairperson's  vote will decide the issue. The Committee will meet in person or telephonically at least twice a year in conjunction with regularly  scheduled meetings of the Board and at such other regularly  scheduled  times and  places as may be  determined  by the  Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written  consent,  when deemed  necessary or  desirable by the  Committee or its chairperson.

      DUTIES AND RESPONSIBILITIES

      The following are the duties and responsibilities of the Committee:

      1. To assist the Board in  organizing  itself to discharge  its duties and responsibilities properly and effectively.  To make recommendations to the Board from time to time as to changes  that the  Committee  believes  to be  desirable concerning the size of the Board or any committee thereof.

      2. To  identify  individuals  believed  to be  qualified  to become  Board members, and to determine the nominees to stand for election as directors at the annual  meeting  of  shareholders  or, if  applicable,  at a special  meeting of shareholders.  In the case of a vacancy in the office of a director (including a vacancy  created by an increase in the size of the Board),  the  Committee  will determine a nominee to fill such vacancy either through appointment by the Board or through election by  shareholders.  In nominating  candidates,  the Committee will take into consideration such factors as it deems appropriate. These factors may include  judgment,  skill,  diversity,  experience with businesses and other organizations  of comparable  size, the interplay of the candidate's  experience with  the  experience  of other  Board  members,  and the  extent  to which  the candidate  would be a desirable  addition to the Board and any committees of the
Board. The Committee may consider candidates proposed by management,  but is not required to do so.

      3. To develop and recommend to the Board standards to be applied in making determinations  as to  the  absence  of  relationships  between  a  director  or prospective director and the Company, its subsidiaries, or any entity with which the Company does business  which,  in the opinion of the Board,  would interfere with the exercise of independent  judgment in carrying out the  responsibilities of a director.  To monitor  ongoing  compliance  with Board and Board  committee membership criteria.

      4. In the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a  recommendation  to the Board as to the class of directors in which the individual should serve.

      5. To identify Board members  qualified to fill vacancies on any committee of the Board other than this Committee,  and to recommend that the Board appoint the identified  member or members to the respective  committee.  In nominating a candidate for committee  membership,  the Committee will take into consideration the factors set forth in the charter of that  committee,  if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's  experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.

      6. To establish  procedures for the Committee to exercise oversight of the evaluation of the Board and management.

                                      B-2

      7. To  receive,  through  the  Committee's  chairperson,  interested-party communications directed to the non-management directors.

      8. To develop and  recommend  to the Board a set of  corporate  governance principles'  applicable  to the  Company,  to  oversee  the  implementation  and operation of the corporate governance principles, and to review those principles at least once a year.

      9. To review and report to the Board  concerning the corporate  governance implications of proposed changes to the charter of any committee of the Board.

      10. To  prepare  and  issue the  evaluation  required  under  "Performance
Evaluation" below.

      11. To perform any other duties or responsibilities  expressly assigned to the Committee by the Board from time to time relating to corporate governance or to the nomination of Board and committee members.

      PERFORMANCE EVALUATION

      The Committee will produce and provide to the Board an annual  performance evaluation of the Committee,  which  evaluation  will compare the performance of the Committee with the requirements of this charter. The performance  evaluation will also recommend to the Board any  improvements  to the  Committee's  charter deemed  necessary or desirable by the Committee.  The performance  evaluation by the  Committee  will  be  conducted  in  such  manner  as  the  Committee  deems appropriate.  The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee  designated by the Committee to make this report.

      RESOURCES AND AUTHORITY OF THE COMMITTEE

      The  Committee  shall have the  resources  and  authority  appropriate  to discharge  its duties and  responsibilities,  including the authority to select, retain,  terminate,  and approve the fees and other  retention  terms of special counsel  or other  experts  or  consultants,  as it deems  appropriate,  without seeking approval of the Board or management. The authority to retain consultants or search firms used to identify  director  candidates shall be vested solely in the Committee.

      AMENDMENT

      This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

                                      B-3

APPENDIX C

                              EMPIRE RESORTS, INC.
                               BOARD OF DIRECTORS
                             COMPENSATION COMMITTEE
                                     CHARTER

This Charter governs the operations of the  Compensation  Committee of the Board of  Directors  of Empire  Resorts,  Inc.  (the  "Company").  The  purpose of the
Committee  is  to  discharge  the  Committee's   responsibilities   relating  to
compensation  of the  Company's  executives  and to produce an annual  report on executive  compensation  for  inclusion in the  Company's  proxy  statement,  in accordance  with the  rules  and  regulations  of the  Securities  and  Exchange
Commission (the "SEC").

ORGANIZATION

The  Committee  will  have  three  members,  or such  greater  number  as may be determined from time to time by the Board.  The initial members of the Committee will be appointed by the Board.  Candidates to fill subsequent  vacancies in the
Committee  will be appointed by the Board based on  nominations by the Corporate
Governance  and  Nominations  Committee of the Board.  Members will serve at the pleasure of the Board and for such term or terms as the Board may determine.

Except as may be  determined  by the Board  under the rules of the NASDAQ  Stock
Market,  Inc.  ("NASDAQ"),  the Committee  will consist  solely of  "Independent
Directors". Independent Directors means those directors who neither are officers or employees of the Company or its subsidiaries  nor have a relationship  which, in the opinion of the Board,  would  interfere  with the exercise of independent judgment  in  carrying  out  the  responsibilities  of a  director,  and who are otherwise "independent" under the NASDAQ rules.

As provided under the NASDAQ rules, if the Committee has at least three members, one director who is not  independent  and is not a current  officer or employee, and not a person who is a relative by blood, marriage or adoption of, or who has the same residence as any current  officer or employee,  may be appointed to the
Committee if the Board, under exceptional and limited circumstances,  determines that such  individual's  membership  on the  Committee  is  required by the best interests of the Company and its shareholders,  and the Board discloses,  in the next annual meeting proxy statement subsequent to such determination, the nature of the  relationship,  and the  reasons for the  determination.  Any such member appointed to the Committee may only serve for up to two years.

STRUCTURE AND PROCESS

The Board will designate one member of the Committee as its chairperson.  In the event of a tie vote on any issue, the chairperson's  vote will decide the issue.
The  Committee  will meet in person or  telephonically  at least twice a year in conjunction  with  regularly  scheduled  meetings of the Board and at such other regularly  scheduled  times and  places as may be  determined  by the  Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written  consent,  when deemed  necessary or  desirable by the  Committee or its chairperson.

The  Committee  may,  to the  extent  consistent  with  the  maintenance  of the
confidentiality  of  compensation   discussions,   invite  the  Company's  Chief
Executive  Officer  ("CEO") to participate in meetings of the Committee,  but if present during any deliberations of the Committee, the CEO may not vote. The CEO may not be present during any  discussions  and  deliberations  of the Committee regarding the CEO's compensation.

                                      C-1

DUTIES AND RESPONSIBILITIES

The following are the duties and responsibilities of the Committee:

      1. To establish the Company's general compensation policy, in consultation with the  Company's  senior  management,  and to  oversee  the  development  and implementation of compensation programs.

      2. To review and approve  corporate  goals and objectives  relevant to the compensation of the CEO, and, in conjunction  with the Corporate  Governance and
Nominations Committee,  to evaluate the performance of the CEO at least annually in light of those goals and objectives  and to  communicate  the results of such evaluation to the CEO and the Board, and to have the sole authority to determine the CEO's compensation  level based on this evaluation,  subject to ratification by the  independent  directors  on the  Board..  In  determining  the  long-term incentive  component of CEO  compensation,  the Committee will  consider,  among other factors,  the Company's  performance and relative stockholder return , the value of similar  incentive awards to CEOs at comparable  companies,  the awards given to the CEO in past years,  and such other  factors as the Committee may be determine to be appropriate.

      3. To review and approve the  compensation of all other  "officers" of the
Company (as defined in Section 16 of the  Securities  Exchange  Act of 1934,  as
amended and Rule 16a-1, hereinafter referred to as the "Section 16 Officers").

      4. To make  recommendations  to the Board with  respect  to the  Company's development of incentive  compensation plans and equity-based  plans, to oversee the activities of the individuals and committees  responsible for  administering these plans, and to discharge any  responsibilities  imposed on the Committee by any of these plans.

      5. To approve  issuances  under,  or any  material  amendment  of, any tax qualified,  non-discriminatory  employee  benefit plan or parallel  nonqualified plan pursuant to which a director,  officer, employee or consultant will acquire stock or options.

      6. To approve  issuances  under,  or any material  amendment of, any stock option or other  similar  plan  pursuant  to which a person  not  previously  an employee  or  director  of  the  Company,  as  an  inducement  material  to  the individual's  entering into employment  with the Company,  will acquire stock or options.

      7. In consultation with management,  to oversee regulatory compliance with respect to compensation matters,  including overseeing the Company's policies on structuring  compensation  programs to preserve tax  deductibility,  and, as and when required,  establishing  performance  goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal  Revenue
Code.

      8. To review and approve any  severance  or similar  termination  payments proposed to be made to any current or former Section 16 Officer.

      9. To  prepare  and issue  the  evaluations  and  reports  required  under
"Committee Reports" below.

      10. To perform any other duties or responsibilities  expressly assigned to the  Committee  by the  Board  from  time  to  time  relating  to the  Company's compensation programs.

                                      C-2

COMMITTEE REPORTS

The Committee will produce the following reports and provide them to the Board.

      1.  An  annual   report  of  the   Compensation   Committee  on  executive
compensation for inclusion in the Company's annual proxy statement in accordance with applicable SEC rules and regulations.

      2. An annual  performance  evaluation of the Committee,  which  evaluation must compare the  performance  of the Committee  with the  requirements  of this charter.  The  performance  evaluation  should also  recommend  to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance  evaluation by the Committee will be conducted in such manner as the
Committee  deems  appropriate.  The  report to the Board may take the form of an oral  report by the  chairperson  of the  Committee  or any other  member of the
Committee designated by the Committee to make this report.

      3. A summary of the actions taken at each Committee meeting, which will be presented to the Board as soon as reasonably practicable thereafter,  but in any event no later than at the next Board meeting.

RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee  shall have the resources and authority  appropriate  to discharge its duties and  responsibilities,  including  the  authority to select,  retain, terminate,  and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate,  without seeking approval of the Board or management.  The authority to retain compensation consultants to assist in the  evaluation  of director,  CEO or executive  officer  compensation shall be vested solely in this Committee.

AMENDMENT

This Charter and any  provision  contained  herein may be amended or repealed by the Board of Directors.

                                      C-3

                              EMPIRE RESORTS, INC.
                     701 N. GREEN VALLEY PARKWAY, SUITE 200
                               HENDERSON, NV 89074
                                -----------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              ---------------------

      The  undersigned  hereby  appoints  David P.  Hanlon  and John  Sharpe  as
Proxies,  each with the power to appoint his substitute,  and hereby  authorizes them,  and each of them acting  singly,  to represent  and vote,  as  designated below,  all the shares of Common Stock of Empire  Resorts,  Inc. (the "Company")
held of record by the  undersigned  on April 2, 2007 at the  Annual  Meeting  of
Stockholders  to be held on May 24,  2007  or any  adjournment  or  postponement thereof.

      Please  specify  your vote by checking  the box to the left of your choice for the proposal below.

      To elect the  following  individuals  as Class I directors to the Board of
Directors of the Company:

                  Ralph J. Bernstein      o FOR       o WITHHOLD
                  Paul A. deBary          o FOR       o WITHHOLD
                  John  Sharpe            o FOR       o WITHHOLD

      This proxy, when properly  executed,  will be voted in the manner directed by the  undersigned  stockholder.  If no direction  is made,  this proxy will be voted FOR the Proposal.

PLEASE MARK,  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

      Please sign  exactly as your name appears  below.  When shares are held by
joint  tenants,   both  should  sign.   When  signing  as  attorney,   executor,
administrator,  trustee  or  guardian,  please  give  full  title as such.  If a corporation,  please  sign in full  corporate  name by the  President  or  other authorized  officer.  If a  partnership,  please  sign  in  partnership  name by authorized person.

                              ------------------------------------------
                                          Signature

                              ------------------------------------------
                                       Signature if held jointly

Dated:        , 2007